              AmeriCredit Automobile Receivables Trust 1997-D
                    Class A-1 5.800% Asset Backed Notes
                Class A-2 Floating Rate Asset Backed Notes
                    Class A-3 6.240% Asset Backed Notes
                    Preliminary Servicer's Certificate

This Servicer's Certificate has been prepared pursuant to Section 4.9 of the Sale and Servicing Agreement among AmeriCredit Automobile Receivables Trust 1997-D, as Issuer, AmeriCredit Financial Services, Inc., as Servicer, AFS Funding Corp., as Seller, and Harris Trust and Savings Bank, as Backup Servicer and Trust Collateral Agent, dated as of November 11, 1997. Defined terms have the meanings assigned to them in the Sale and Servicing Agreement or in other Transaction Documents.

The undersigned hereby certifies that no Trigger Event has occurred on the related Determination Date and that, to the knowledge of the Servicer, no Insurance Agreement Event of Default has occurred.

Monthly Period Beginning:          05/01/99
Monthly Period Ending:             05/31/99


I.     MONTHLY PERIOD RECEIVABLES PRINCIPAL BALANCE CALCULATION:

       A.       Beginning of period Aggregate Principal Balance                                                       $232,425,925
                                                                                                                      ------------
       B.       Purchase of Subsequent Receivables                                                                               0
                                                                                                                      ------------
       C.       Monthly Principal Amounts
                (1)     Collections on Receivables outstanding
                              at end of period                                                            6,970,878
                                                                                                       ------------
                (2)     Collections on Receivables paid off
                              during period                                                               3,085,735
                                                                                                       ------------
                (3)      Receivables becoming Liquidated Receivables
                              during period                                                               2,901,299
                                                                                                       ------------
                (4)      Receivables becoming Purchased Receivables
                              during period
                                                                                                       ------------
                (5)      Cram Down Losses occurring during period
                                                                                                       ------------
                (6)      Other Receivables adjustments                                                       66,023
                                                                                                       ------------
                (7)       Less amounts allocable to Interest                                             (3,406,235)
                                                                                                       ------------
                Total Monthly Principal Amounts                                                                          9,617,700
                                                                                                                      ------------
       D.       End of period Aggregate Principal Balance                                                             $222,808,225
                                                                                                                      ------------
                                                                                                                      ------------
       E.       Pool Factor                                                                                             55.702153%
                                                                                                                      ------------
                                                                                                                      ------------
II.    MONTHLY PERIOD NOTE BALANCE CALCULATION:

                                                                              Class A-1    Class A-2    Class A-3       TOTAL
                                                                              ---------    ---------    ---------       -----
       A.       Beginning of period Note Balance                                  $  0    $91,681,921  $123,000,000   $214,681,921
                                                                              ----------------------------------------------------

       B.       Noteholders' Principal Distributable Amount                          0      9,617,700             0      9,617,700
       C.       Noteholders' Accelerated Principal Amount                            0        338,799             0        338,799
       D.       Accelerated Payment Amount Shortfall                                 0          6,361             0          6,361
       E.       Note Prepayment Amount                                               0              0             0              0
       F.       Deficiency Claim Amount                                              0              0             0              0
                                                                              ----------------------------------------------------

       G.       End of period Note Balance                                        $  0    $81,719,061  $123,000,000   $204,719,061
                                                                              ----------------------------------------------------
                                                                              ----------------------------------------------------
       H.       Note Pool Factors                                             0.000000%     44.900583%   100.000000%     51.179765%
                                                                              ----------------------------------------------------
                                                                              ----------------------------------------------------

                                      1

III.   RECONCILIATION OF PRE-FUNDING ACCOUNT:

       A.       Beginning of period Pre-Funding Account balance                                                       $          0
                                                                                                                      ------------
       B.       Purchase of Subsequent Receivables                                                                 0
                                                                                                        ------------
       C.       Investment Earnings                                                                                0
                                                                                                        ------------
       D.       Investment Earnings Transfer to Collections Account                                                0
                                                                                                        ------------
       E.       Payment of Mandatory Prepayment Amount
                                                                                                        ------------
                                                                                                                                 0
                                                                                                                      ------------
       F.       End of period Pre-Funding Account balance                                                             $          0
                                                                                                                      ------------
                                                                                                                      ------------
IV.    CALCULATION OF PRINCIPAL DISTRIBUTABLE AMOUNT

       A.       Total Monthly Principal Amounts                                                                       $  9,617,700
                                                                                                                      ------------
       B.       Required Pro-forma Security Balance                                                      200,527,403
                                                                                                        ------------
       C.       Pro-forma Security Balance (Assuming 100% Paydown                                        205,064,221
                              of Total Monthly Principal Amounts)                                       ------------
       D.       Step-down Amount  (B. - C.)                                                                                      0
                                                                                                                      ------------
       E.       Principal Distributable Amount  (A.- D.)                                                              $  9,617,700
                                                                                                                      ------------
                                                                                                                      ------------
V.     RECONCILIATION OF CAPITALIZED INTEREST ACCOUNT:

       A.       Beginning of period Capitalized Interest  Account balance                                                       $0
                                                                                                                      ------------
       B.       Monthly Capitalized Interest Amount                                                                0
                                                                                                        ------------
       C.       Investment Earnings                                                                                0
                                                                                                        ------------
       D.       Investment Earnings Transfer to Collections Account                                                0
                                                                                                        ------------
       E.       Payment of Overfunded Capitalized Interest Amount                                                  0
                                                                                                        ------------
       F.       Payment of Remaining Capitalized Interest Account                                                  0
                                                                                                        ------------
                                                                                                                                 0
                                                                                                                      ------------
       G.       End of period Capitalized Interest Account balance                                                    $          0
                                                                                                                      ------------
                                                                                                                      ------------
VI.    RECONCILIATION OF COLLECTION ACCOUNT:
       A.       Available Funds:
                (1)     Collections on Receivables during period
                              (net of Liquidation Proceeds)                                             $ 10,056,613
                                                                                                        ------------
                (2)      Liquidation Proceeds collected
                               during period                                                               1,396,130
                                                                                                        ------------
                (3)      Purchase Amounts deposited in Collection
                               Account
                (4) (a)        Investment Earnings - Collection Account                                       27,064
                                                                                                        ------------
                    (b)        Investment Earnings - Transfer From Prefunding Account                              0
                                                                                                        ------------
                    (c)        Investment Earnings - Transfer From Capitalized
                                 Interest Account                                                                  0
                                                                                                        ------------
                (5)       Collection of Supplemental Servicing Fees
                    (a)        Extension Fees                                                                 63,926
                                                                                                        ------------
                    (b)        Repo and Recovery Fees Advanced                                                79,002
                                                                                                        ------------
                    (c)        Other Fees                                                                     78,718
                                                                                                        ------------
                (6)       Monthly Capitalized Interest Amount                                                      0
                                                                                                        ------------
                (7)       Mandatory Prepayment Amount
                                                                                                        ------------

                Total Available Funds                                                                                   11,701,453
                                                                                                                      ------------
       B.       Distributions:
                (1)      Base Servicing Fee and Supplemental Servicing Fees
                    (a)        Base Servicing Fee                                                            434,346
                                                                                                        ------------
                    (b)        Repo and Recovery Fees                                                         79,002
                                                                                                        ------------
                    (c)        Bank Service Charges                                                            6,322
                                                                                                        ------------
                    (d)        Other Fees                                                                     78,718
                                                                                                        ------------
                (2)      Agent fees                                                                            1,453
                                                                                                        ------------
                (3)      Refunds of Overpayments paid by AFS                                                  12,648
                                                                                                        ------------
                (4)      Noteholders' Interest Distributable Amount
                                 (a)        Class A - 1                                                            0
                                                                                                        ------------
                                 (b)        Class A - 2                                                      423,781
                                                                                                        ------------
                                 (c)        Class A - 3                                                      639,600
                                                                                                        ------------
                (5)      Noteholders' Principal Distributable Amount
                                 (a)        Class A - 1                                                            0
                                                                                                        ------------
                                 (b)        Class A - 2                                                    9,617,700
                                                                                                        ------------
                                 (c)        Class A - 3                                                            0
                                                                                                        ------------
                (6)      Security Insurer Premiums                                                            69,084
                                                                                                        ------------
                Total distributions                                                                                     11,362,654
                                                                                                                      ------------
       C.         Excess Available Funds  (or Deficiency Claim Amount )                                                    338,799
                                                                                                                      ------------
       D.         Noteholders' Accelerated Principal Amount                                                               (338,799)
                                                                                                                      ------------
       E.         Deposit to Spread Account                                                                                     $0
                                                                                                                      ------------
                                                                                                                      ------------


                                      2

VII.   CALCULATION OF ACCELERATED PRINCIPAL AMOUNT

       A.         Excess Available Funds  (VI.C. - VI.E.)                                                  $338,799
                                                                                                       -------------
       B.         Pro Forma Security Balance    (II.A.-II.B.)                                           205,064,221
                                                                                                       -------------
       C.         Required Pro Forma Security Balance   (90% x (I.D.+III.F.)                            200,527,403
                                                                                                       -------------
       D.         Excess of Pro Forma Balance over Required Balance   (B. - C.)                           4,536,818
                                                                                                       -------------
       E.         End of Period  Class A-1 Note Balance (before accel. payments)                                  0
                                                                                                       -------------
       F.         Greater of D. or E.                                                                     4,536,818
                                                                                                       -------------
       G.         Accelerated Principal Amount  (lesser of  A. or F.)                                                     $338,799
                                                                                                                      ------------

VIII.  CALCULATION OF ACCELERATED PAYMENT AMOUNT SHORTFALL

       A.         Pro Forma Security Balance                                                           $205,064,221
                                                                                                       -------------
       B.         Required Pro Forma Security Balance                                                   200,527,403
                                                                                                       -------------
       C.         Excess of Pro Forma Balance over Required Balance   (A. - B.)                           4,536,818
                                                                                                       -------------
       D.         End of Period  Class A-1 Note Balance (before accel. payments)                                  0
                                                                                                       -------------
       E.         Greater of C. or D.                                                                     4,536,818
                                                                                                       -------------
       F.         Excess Available Funds  (VI.C.)                                                           338,799
                                                                                                       -------------
       G.         Investment Earnings on Collection Account                                                  27,064
                                                                                                       -------------
       H.         Accelerated Payment Amount Shortfall (E.- F.+G.)                                                      $4,225,083
                                                                                                                      ------------

IX.    RECONCILIATION OF SPREAD ACCOUNT:

       A.       Beginning of period Spread Account balance                                                              $1,999,993
                                                                                                                      ------------
       B.       Additions to Spread Account
                (1)       Deposits from Collections Account    (VI. E.)                                           0
                                                                                                       -------------
                (2)       Investment Earnings                                                                 6,361
                                                                                                       -------------
                (3)       Deposits Related to Subsequent Receivables Purchases                                    0
                                                                                                       -------------
                Total Additions                                                                                              6,361
                                                                                                                      ------------
       C.       Spread Account balance available for  withdrawals                                                        2,006,354
                                                                                                                      ------------
       D.       Requisite Amount of Spread Account
                  (1)       Initial Spread Account Deposit                                               $3,249,993
                                                                                                       -------------
                  (2)       Subsequent Spread Account Deposits                                              750,000
                                                                                                       -------------
                  (3)       Total Initial & Subsequent Spread Account Deposits (1)+(2)                    3,999,993
                                                                                                       -------------
                  (4)       $100,000                                                                        100,000
                                                                                                       -------------
                  (5)       2% of Original Pool Balance (total deliveries)                                7,999,986
                                                                                                       -------------
                  (6)       End of period Note Balance (before accel. principal shortfall calc)         204,725,422
                                                                                                       -------------
                  (7)       Lesser of (5) or (6)                                                          7,999,986
                                                                                                       -------------
                  (8)       Floor Amount Greater of (4) or (7)                                            7,999,986
                                                                                                       -------------
                  (9)       Aggregate Principal Balance                                                 222,808,225
                                                                                                       -------------
                 (10)       End of period Note Balance (before accel. principal shortfall calc)         204,725,422
                                                                                                       -------------
                 (11)       Line (9) less line (10)                                                      18,082,803
                                                                                                       -------------
                 (12)       OC level     (11) / (9)                                                            8.12%
                                                                                                       -------------
                 (13)       13% less OC level, if OC level is greater than 10%                                  n/a
                                                                                                       -------------
                 (14)       If OC level is equal to or greater than 10%, Percent in (13) x End of
                                    Period Aggregate Principal Balance                                          n/a
                                                                                                       -------------
                 (15)       If OC level is less than 10%, 1% of Original Pool Balance (total
                                    deliveries)                                                           3,999,993
                                                                                                       -------------
                 (16)       15% of end of period Aggregate Principal Balance if Trigger Date                    n/a
                                                                                                       -------------
                 (17)       Floor per Recourse Reduction                                                  1,999,993
                                                                                                       -------------
                Requisite Amount of Spread Account (either (3), (8), (14), (15), (16), or (17)
                   as applicable)                                                                                        1,999,993
                                                                                                                      ------------
       E.       Withdrawals from Spread Account
                (1)       Priority First - Deficiency Claim Amount
                                                                                                       -------------
                (2)       Priority Second through Third
                                                                                                       -------------
                (3)       Priority Fourth - Accelerated Payment Amount Shortfall           4,225,083
                                                                                         ------------  -------------
                              Accelerated Payment Amount Shortfall in Excess of Requisite
                                 Amount                                                                       6,361
                                                                                                       -------------
                (4)       Priority Fifth through Sixth
                                                                                                       -------------
                (5)       Priority Seventh - to Servicer
                                                                                                       -------------
                (6)       Recourse Reduction to Servicer (February 1999)
                                                                                                       -------------
                Total withdrawals                                                                                            6,361
                                                                                                                      ------------
       F.       End of period Spread Account balance                                                                    $1,999,993
                                                                                                                      ------------

                                       3

X.    MONTHLY PERIOD NUMBER OF RECEIVABLES CALCULATION:

       A.       Beginning of period number of Receivables                                                                   24,238
                                                                                                                      ------------
       B.       Number of Subsequent Receivables Purchased                                                                       0
                                                                                                                      ------------
       C.       Number of Receivables becoming Liquidated
                       Receivables during period                                                                               281
                                                                                                                      ------------
       D.       Number of Receivables becoming Purchased
                       Receivables during period
                                                                                                                      ------------
       E.       Number of Receivables paid off during period                                                                   341
                                                                                                                      ------------
       F.       End of period number of Receivables                                                                         23,616
                                                                                                                      ------------
                                                                                                                      ------------
XI.   STATISTICAL DATA:

       A.       Weighted Average APR of the Receivables                                                                      19.18%
                                                                                                                      ------------
       B.       Weighted Average Remaining Term of the Receivables                                                           37.86
                                                                                                                      ------------
       C.       Average Receivable Balance                                                                                  $9,435
                                                                                                                      ------------
       D.       Aggregate Realized Losses                                                                              $28,590,088
                                                                                                                      ------------

By:
         --------------------------------------
Name:    Preston A. Miller
         --------------------------------------
Title:   Executive Vice President and Treasurer
         --------------------------------------
Date:    June 1, 1999
         --------------------------------------

                 AmeriCredit Automobile Receivables Trust 1997-D
                       Class A-1 5.800% Asset Backed Notes
                   Class A-2 Floating Rate Asset Backed Notes
                       Class A-3 6.240% Asset Backed Notes
                             Servicer's Certificate

This Servicer's Certificate has been prepared pursuant to Section 4.9 of the Sale and Servicing Agreement among AmeriCredit Automobile Receivables Trust 1997-D, as Issuer, AmeriCredit Financial Services, Inc., as Servicer, AFS Funding Corp., as Seller, and Harris Trust and Savings Bank, as Backup Servicer and Trust Collateral Agent, dated as of November 11, 1997. Defined terms have the meanings assigned to them in the Sale and Servicing Agreement or in other Transaction Documents.

The undersigned hereby certifies that no Trigger Event has occurred on the related Determination Date and that, to the knowledge of the Servicer, no Insurance Agreement Event of Default has occurred.

Monthly Period Beginning:       05/01/99
Monthly Period Ending:          05/31/99

I.           MONTHLY PERIOD NOTE BALANCE CALCULATION:
                                                                              Class A-1    Class A-2    Class A-3       TOTAL
                                                                              ---------    ---------    ---------       -----
             A.       Preliminary End of period Note Balance                         $0   $81,719,061  $123,000,000   $204,719,061
                                                                              ----------------------------------------------------
             B.       Deficiency Claim Amount                                         0             0             0              0

             C.       End of period Note Balance                                     $0   $81,719,061  $123,000,000   $204,719,061
                                                                              ----------------------------------------------------
                                                                              ----------------------------------------------------
             D.       Note Pool Factors                                        0.000000%    44.900583%   100.000000%     51.179765%
                                                                              ----------------------------------------------------
                                                                              ----------------------------------------------------

II.          RECONCILIATION OF SPREAD ACCOUNT:

             A.       Preliminary End of period Spread Account balance                                                  $1,999,993
                                                                                                                     -------------
             B.       Priority First - Deficiency Claim Amount from preliminary certificate                                      0
                                                                                                                     -------------
             C.       End of period Spread Account balance                                                              $1,999,993
                                                                                                                     -------------

X.          PERFORMANCE TESTS:

             A.       Delinquency Ratio
                      (1)      Receivables with Scheduled Payment
                                    delinquent more than 60 days
                                    at end of period                                                     $6,506,225
                                                                                                      -------------
                      (2)      Purchased Receivables with Scheduled Payment
                                    delinquent more than 60 days at end of
                                    period
                                                                                                      -------------
                      (3)      Beginning of period Principal Balance                                    232,425,925
                                                                                                      -------------
                      (4)      Delinquency Ratio (1)+(2) divided by (3)                                                       2.80%
                                                                                                                     -------------
                      (5)      Previous Monthly Period Delinquency Ratio                                                      2.79%
                                                                                                                     -------------
                      (6)      Second previous Monthly Period Delinquency Ratio                                               2.99%
                                                                                                                     -------------
                      (7)      Average Delinquency Ratio (4)+(5)+(6)
                                    divided by 3                                                                              2.86%
                                                                                                                     -------------
                      (8)      Compliance (Delinquency Test Failure is a
                                      Delinquency Ratio equal to or greater than 5.00%)                                    yes
                                                                                                                     -------------


                                       1

             B.       Cumulative Default Rate
                      (1)      Defaulted Receivables in Current Period                                   $2,483,914
                                                                                                      -------------
                      (2)      Cumulative Defaulted Receivables Including
                                    Defaulted Receivables in Current Period                              55,027,842
                                                                                                      -------------
                      (3)      Original Pool Balance                                                    399,999,306
                                                                                                      -------------
                      (4)      Cumulative Default Rate (2) divided by (3)                                                    13.76%
                                                                                                                     -------------
                      (5)      Compliance (Default Test Failure is a Cumulative
                                      Default Rate equal to or greater than 19.87%.)                                       yes
                                                                                                                     -------------
             C.       Cumulative Net Loss Rate
                      (1)      Receivables becoming Liquidated Receivables during period                 $2,901,299
                                                                                                      -------------
                      (2)      Purchased Receivables with Scheduled
                                    Payment delinquent more than 30 days at end of period
                                                                                                      -------------
                      (3)      Cram Down Losses occurring during period
                                                                                                      -------------
                      (4)      Liquidation Proceeds collected during period                              (1,396,130)
                                                                                                      -------------
                      (5)      Net Losses during period (1)+(2)+(3)-(4)                                   1,505,169
                                                                                                      -------------
                      (6)      Net Losses since Initial Cut-off Date (Beginning of Period)               27,084,919
                                                                                                      -------------
                      (7)      50% of Receivables with Scheduled Payment delinquent
                                    more than 90 days at end of period                                    2,200,291
                                                                                                      -------------
                      (8)      Original Aggregate Principal Balance plus Pre-Funded Amount as of
                                    the Closing Date                                                    400,000,000
                                                                                                      -------------
                      (9)      Cumulative Net Loss Rate (5)+(6)+(7)
                                     divided by (8)                                                                           7.70%
                                                                                                                     -------------
                      (10)     Compliance (Net Loss Test Failure is a
                                      Net Loss Rate equal to or greater than 11.35%.)                                      yes
                                                                                                                     -------------

             D.       Extension Rate
                      (1)      Principal Balance of Receivables extended during current period            5,625,293
                                                                                                      -------------
                      (2)      Beginning of Period Aggregate Principal Balance                          232,425,925
                                                                                                      -------------
                      (3)      Extension Rate (1) divided by (2)                                                              2.42%
                                                                                                                     -------------
                      (4)      Previous Monthly Extension Rate                                                                2.12%
                                                                                                                     -------------
                      (5)      Second previous Monthly Extension Rate                                                         2.34%
                                                                                                                     -------------
                      (6)      Average Extension Rate (3)+(4)+(5)
                                    divided by 3                                                                              2.29%
                                                                                                                     -------------
                      (7)      Compliance (Extension Test Failure is an
                                      Extension Rate equal to or greater than 4%.)                                         yes
                                                                                                                     -------------

XI.         DELINQUENCY:

             A.       Receivables with Scheduled Payment delinquent
                      (1)      31-60 days                                           #      2,472         $25,185,071         10.84%
                                                                                     ---------------------------------------------
                      (2)      61-90 days                                                    478           4,928,402          2.12%
                                                                                     ---------------------------------------------
                      (3)      over 90 days                                                  159           1,577,823          0.68%
                                                                                     ---------------------------------------------
                      Receivables with Scheduled Payment delinquent
                          more than 30 days at end of period                               3,109         $31,691,296         13.64%
                                                                                     ---------------------------------------------
                                                                                     ---------------------------------------------



By:
         --------------------------------------
Name:    Preston A. Miller
         --------------------------------------
Title:   Executive Vice President and Treasurer
         --------------------------------------
Date:    June 3, 1999
         --------------------------------------


                                         2